SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

OPINION RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22554	22-3118960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite 4100, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURE

Exhibit Index

PRESS RELEASE DATED April 27, 2005

Item 2.02. Results of Operations and Financial Condition

On April 27, 2005, Opinion Research Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1: Press Release dated April 27, 2005 regarding financial results for the quarter ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION

Date: April 27, 2005	By:	/s/ Douglas L. Cox
	Name:	Douglas L. Cox
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 27, 2005 regarding financial results for the quarter ended March 31, 2005